UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	45-0560329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas NV	89128
(Address of principal executive offices)	(Zip Code)

(800) 709-1196
Registrant’s telephone number, including area code

114 West Magnolia St., #400-136, Bellingham, WA 98225
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement

Item 2.01                      Completion of Acquisition or Disposition of Assets.

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to First Liberty Power Corp.

Property Rights Acquisition

On February 3, 2011 we entered into and closed property acquisition agreements with New America Energy Corp. (“New America”)  and GeoXplor Inc.  Copies of these agreement are filed as exhibits to this 8-K. Pursuant to the terms of the agreements, we granted an option, as well as exploration rights, in certain unpatented mining claims located in Southern Utah which we refer to as the “Uravan Property”.  Pursuant to the terms of the agreements, we received the following payments and consideration from New America:

•
$10,000 on the execution of the agreement; $33,333 within 120 days of the execution of the agreement; $33,333 within 240 days of the execution of the agreement; and $33,334 within 360 days of the execution of the agreement;

•	500,000 shares of New America common stock; and
•	A 0.5% net smelter royalty on all net revenue derived from production from the Uravan Property.

If New America is unable to make any of the ongoing share issuances or payments under the agreements with GeoXplor and the Company, the property rights would revert to the Company who would be responsible for any remaining payments to GeoXplor which are as follows:

•
$50,000 on February 28, 2011; $50,000 on May 31, 2011; $100,000 on the 1st year anniversary of the agreement; $100,000 on the 2nd year anniversary of the agreement; $100,000 on the 3rd year anniversary of the agreement; and $100,000 on the 4th year anniversary of the agreement;

•
250,000 shares of common stock on or before the date one year from the date of the agreement; 250,000 shares of common stock on or before the date two years from the date of the agreement; and 250,000 shares of common stock on or before the date three years from the date of the agreement; and

•	A 2.5% net smelter royalty on all net revenue derived from production from the Uravan Property.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Property Assignment and Acquisition Agreement, dated February 3, 2011.
10.2	Property Option Agreement dated February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: February 7, 2011	By:	/s/ Donald Nicholson
	Name:	Donald Nicholson
`	Title:	President & CEO